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                            ALAMOSA OPERATIONS, INC.
                             4403 Brownfield Highway
                              Lubbock, Texas 79407


July 31, 2000

Roberts Wireless Communications, LLC
1408 North Kingshighway, Suite 300
St. Louis, Missouri 63113
Attn: Michael V. Roberts

Re:   Loan Agreement


Dear Mr. Roberts:

     The undersigned, Roberts Wireless Communications, LLC ("BORROWER"), a limited liability company duly organized, existing, and in good standing under the laws of the State of Missouri, has entered into an Agreement and Plan of Reorganization (the "MERGER AGREEMENT") pursuant to which Borrower will merge (the "PARENT MERGER") with and into Alamosa Holdings, Inc. ("SUPERHOLDINGS") simultaneously with the merger (the "SUBSIDIARY MERGER," together with the Parent Merger, the "MERGERS") of a wholly-owned subsidiary of Superholdings with and into Alamosa PCS Holdings, Inc., a Delaware corporation ("ALAMOSA"). In connection with the execution of the Merger Agreement, Borrower and Alamosa Operations, Inc., a Delaware corporation and a subsidiary of Alamosa (in its capacity as Manager thereunder, "MANAGER"), have entered into a Services Agreement (herein so called) pursuant to which Manager shall manage the operations of Borrower.

     Borrower has requested that Alamosa Operations, Inc. (in its capacity as Lender hereunder, "LENDER"), extend credit to Borrower to enable Borrower to borrow on and after the date of this Agreement a principal amount not to exceed $20,000,000, only for the purpose of funding Borrower's working capital needs from the date hereof through the consummation of the Mergers (the "MERGER DATE"). Lender has advised Borrower that Lender is willing to advance such funds to Borrower upon the terms and subject to the conditions set forth in this letter agreement (this "AGREEMENT"). Lender and Borrower acknowledge and agree that at the effective time of the Parent Merger, all amounts due to Lender by Borrower may, at Lender's option, be deemed paid in full and, in such case, all funds advanced by Lender to Borrower hereunder and all accrued interest thereon (the "MERGER DATE LOAN BALANCE") shall be characterized for all purposes as capital contributions by Lender to Borrower. If, on the Merger Date, Lender elects not to characterize the Merger Date Loan Balance as a capital contribution, such amount shall remain a debt obligation of Borrower, subject to the terms and conditions of a subordination agreement in favor of, and in form and substance acceptable to, the senior lender to Alamosa Holdings, Inc., (the "SENIOR LENDER SUBORDINATION AGREEMENT"). In consideration for the above premises and the mutual promises and covenants herein contained, Borrower and Lender agree as follows:

     1. Loan. On the terms and subject to the conditions hereinafter set forth, Lender agrees to lend to Borrower, in multiple advances (each an "ADVANCE") to be made on or before the Merger Date, the sum

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of up to $20,000,000 (the "LOAN"). As its initial Advance, Borrower shall assume certain obligations of Michael V. Roberts and Steven C. Roberts (the "ROBERTS") under the loan agreement dated June 30, 2000, among the Roberts (as borrowers) and Lender, solely to the extent that the proceeds of that loan were used to make capital contributions to Borrower.

     2. Manner of Borrowing.

     (a) Notice of Borrowing. (i) Before the first day of the Term of the Services Agreement, Borrower, or (ii) on or after the first day of the Term of the Services Agreement, Manager acting on behalf of Borrower under the Services Agreement, shall (x) give Lender a request (a "NOTICE OF BORROWING") signed by Manager and Borrower for an Advance on or before 10:00 a.m. (Dallas, Texas time) one week before the requested Advance is to be funded, (y) specify in the notice the aggregate amount, requested date, and the intended use of the Advance, and
(z) certify that the representations and warranties contained in each of the Loan Documents (defined below) are true in all material respects as though made on the date of the Notice of Borrowing.

     (b) Minimum Advances; Number of Advances. Each Advance hereunder shall be in a minimum amount of $1,000,000, and no more than two Advances (and any single Advance to be used solely to pay the Management Fee [as defined in the Services Agreement]) each calendar month may be requested or funded.

     (c) Funding. Subject to the terms and conditions in this Agreement, if Lender, in its sole discretion, approves the Notice of Borrowing (which approval shall not be unreasonably withheld), not later than 2:00 p.m., Dallas, Texas time, on the date specified, Lender shall make available to Borrower, at Lender's offices in Lubbock, Texas, the amount of a requested Advance in immediately available funds.

     3. Promissory Note, Interest, and Payments.

     (a) Note. The Loan shall be evidenced by a promissory note in the form of EXHIBIT A, duly executed by Borrower (together with any renewals and extensions thereof, the "NOTE"), dated the date hereof, in the principal amount of $20,000,000 and payable to the order of Lender.

     (b) Interest Rate. Before the occurrence of an Event of Default, each Advance shall bear interest at a rate per annum, calculated from day to day and computed from the date of advance until repaid, equal to the lesser of (i) the maximum lawful rate under applicable law (the "MAXIMUM RATE") or (ii) the per annum rate of interest established from time to time by Bank of America, N.A., as its prime rate, which rate may not be the lowest rate of interest charged by Bank of America, N.A. to its customers (the "BASE RATE"). Any past-due principal debt and all past-due interest accruing thereon shall bear interest from maturity (stated or by acceleration) at a rate per annum equal to the lesser of
(i) the Maximum Rate or (ii) the Base Rate plus 5%.

     (c) Payments.

         (i) Interest. Interest on the unpaid principal of the Loan shall be due and payable on the earlier of (A) six months after the date of a written notice delivered by Lender to Borrower advising Borrower that the Merger Agreement is being terminated and that the Mergers will not be consummated, or (B) the effective date of any acceleration of any of the Obligation (defined below)

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     (the "MATURITY DATE"); provided however that if, on the Merger Date, Lender elects not to characterize the Merger Date Loan Balance as a capital contribution, the Loan shall become a demand obligation, subject to the terms of the Subordination Agreements (defined below)

         (ii) Principal. The entire unpaid principal balance of the Loan, including all accrued but unpaid interest thereon, shall be due and payable on the Maturity Date or, in the event the Loan continues after the Merger Date, upon demand.

         (iii) Assignment of Membership Interests. If (A) the Mergers are not consummated, (B) the Loan, all accrued unpaid interest thereon, and all other sums due from Borrower to Lender under this Agreement and the other Loan Documents (collectively, the "OBLIGATION") are not paid in full, and
     (C) the liens and security interests encumbering the collateral (the "SUBSTITUTE COLLATERAL") pledged by Lender or its affiliates to secure Borrower's obligations under the DLJ Loan Agreement (defined below) are not released on or before the Maturity Date, then the Roberts shall assign, transfer, and convey to Lender, without recourse, all or a portion of their respective membership interests in Borrower so that Lender shall own, on a fully diluted basis, 15% of the total membership interests in Borrower, free and clear of all liens and encumbrances, other than the pledge of and lien on such interests to secure the DLJ Loan. Such obligation of the Roberts (x) is joint and several, (y) is evidenced by the Agreement to Assign Membership Interests (the "ASSIGNMENT AGREEMENT") in the form of EXHIBIT B, and (z) if the Mergers are not consummated, shall replace the obligation of Borrower to repay the Obligation and, when those membership interests are assigned to Lender, then Borrower shall have no further obligation under this Agreement.

         (iv) Optional Prepayments. Borrower shall have the right, from time to time before the Maturity Date or payment of the Loan is otherwise demanded, to prepay the Loan, in whole, without premium or penalty, upon the payment of all principal and accrued interest on the amount prepaid to and including the date of payment.

         (v) General Payment Terms. All payments on the Loan shall be made to Lender at its principal office in Lubbock, Texas in federal or other immediately available funds, and payments shall be applied first to accrued interest and then to principal. If any payment is scheduled to become due and payable on a day that is not a business day, that payment shall instead become due and payable on the immediately following business day, interest shall be payable with respect to the extension, and interest on the principal portion of the payment shall be payable at the then applicable rate during the extension. Interest on the Loan shall be calculated on the basis of a year of 360 days for the actual number of days (including the first but excluding the last) elapsed, unless the Maximum Rate shall be in effect, in which case on the basis of a year of 365 or 366 days, as the case may be.

     4. Conditions Precedent.

     (a) Initial Advance. The obligation of Lender to make its initial Advance is subject to the condition that Lender has received duly executed copies of each of the documents listed on SCHEDULE 4, each

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in form and substance satisfactory to Lender and its legal counsel (those documents [except ITEM 8], together with this Agreement, and any modifications thereof, collectively, the "LOAN DOCUMENTS").

     (b) All Advances. The obligation of Lender to make any Advance under this Agreement (including the initial Advance) is subject to the conditions precedent that, as of the date of the Advance and after giving effect thereto: (i) there exists no "EVENT OF DEFAULT" (defined below) hereunder or under any other Loan Document, or event which, with the giving of notice or passage of time or both could become an Event of Default (a "POTENTIAL DEFAULT"); (ii) there exists no default or event which, with the giving of notice or passage of time or both could become a default under the loan agreement, dated as of September 8, 1999, between Borrower and Lucent Technologies, Inc., assignor of all of its rights and obligations under such loan agreement to DLJ Capital Funding, Inc. (the "DLJ LOAN AGREEMENT"); (iii) there exists no default or event which, with the giving of notice or passage of time or both could become a default under the Confidentiality Agreement dated May 11, 2000, among Borrower, Alamosa PCS Holdings, Inc., and the Roberts (as amended, restated, supplemented, or extended from time to time, the "CONFIDENTIALITY AGREEMENT"); (iv) Lender has received from Manager (or Borrower if before the first day of the Term of the Services Agreement) a Notice of Borrowing and all of the statements contained in the Notice of Borrowing shall be true and correct; and (v) the representations and warranties contained in each of the Loan Documents shall be true in all material respects as though made on the date of the Advance, except that any representation qualified by "materially," "material," or similar terms must be true in all respects as though made on the date of the Advance.

     5. Representations and Warranties. To induce Lender to make the Loan hereunder, Borrower represents and warrants to Lender that:

     (a) The Loan Documents are the legal and binding obligations of Borrower, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights; Borrower has full power and authority to execute and deliver the Loan Documents and to incur and perform the obligations provided for therein;

     (b) Neither the execution and delivery of this Agreement and the other Loan Documents, nor consummation of any of the transactions herein or therein contemplated, nor compliance with the terms and provisions hereof or thereof, will contravene or conflict with any provision of law, statute, or regulation to which Borrower is subject or any judgment, license, order or permit applicable to Borrower or any indenture, mortgage, deed of trust, or other instrument to which Borrower or the Roberts may be subject or to which Borrower or either Roberts may be a party; no consent, approval, authorization or order of any court, governmental authority or third party is required in connection with the execution and delivery by Borrower of this Agreement or any of the other Loan Documents or to consummate the transactions contemplated herein or therein (and such consents are set forth on SCHEDULE 5(b));

     (c) All financial statements delivered by Borrower to Lender before the date hereof (i) are true and correct, (ii) fairly present the financial condition of Borrower, and (iii) have been prepared in accordance with generally accepted accounting principles, consistently applied, except that interim financial statements are subject to year-end adjustments, the absence of footnotes, and other exceptions as may be stated therein; as of the date hereof, there are no obligations, liabilities, or indebtedness (including contingent and indirect liabilities) of Borrower not reflected in the financial statements, except those incurred in the ordinary course

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of business consistent with past practice since the date of the most recent financial statements delivered to Lender; and no material adverse changes have occurred in the financial condition or business of Borrower since the date of the most recent financial statements which Borrower has delivered to Lender;

     (d) No litigation, investigation, or governmental proceeding is pending, or, to the knowledge of any of Borrower's officers, threatened against or affecting Borrower, which may result in any material adverse change in Borrower's business, properties, or operations;

     (e) There is no fact known to Borrower that Borrower has not disclosed to Lender in writing which may result in any material adverse change in Borrower's business, properties, or operations;

     (f) Borrower owns all of the assets reflected on its most recent balance sheet free and clear of all liens, security interests, or other encumbrances, except as previously disclosed in writing to Lender;

     (g) The principal office, chief executive office, and principal place of business of Borrower is in St. Louis, Missouri;

     (h) All taxes required to be paid by Borrower have in fact been paid, except for taxes being contested in good faith by appropriate proceedings for which adequate reserves have been established;

     (i) Borrower is not in violation of any law, ordinance, governmental rule, or regulation to which it is subject, and is not in default in any material respect under any agreement, contract, or understanding to which it is a party;

     (j) No certificate or statement herewith or heretofore delivered by Borrower to Lender in connection herewith, or in connection with any transaction contemplated hereby, contains any untrue statement of a material fact or fails to state any material fact necessary to keep the statements contained therein from being misleading;

     (k) The Roberts are the sole owners of all ownership interests in Borrower;

     (l) Each Notice of Borrowing shall constitute, without the necessity of specifically containing a written statement, a representation and warranty by Borrower that no Potential Default or Event of Default exists, and that all representations and warranties contained in each of the Loan Documents are true and correct in all material respects as though made on the date of the Advance (except that any representation qualified by "materially," "material," or similar terms must be true in all respects as though made on the date of the Advance), except to the extent any such representations and warranties are expressly stated to be made as of another date; and

     (m) All representations and warranties by Borrower herein shall survive delivery of the Note and the making of the Loan, and any investigation at any time made by or on behalf of Lender shall not diminish Lender's right to rely thereon.

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     6. Affirmative Covenants. Until payment in full of the Obligation and all other obligations and liabilities of Borrower under the Loan Documents, Borrower agrees and covenants that (unless Lender otherwise consents in writing):

     (a) Borrower shall use all proceeds of the Loan solely for the purposes described in the second paragraph of this Agreement;

     (b) Borrower shall conduct its business in an orderly and efficient manner consistent with good business practices and in accordance with all valid regulations, laws, and orders of any governmental authority and will act in accordance with customary industry standards in maintaining and operating its assets, properties, and investments;

     (c) Borrower shall maintain complete and accurate books and records of its transactions in accordance with generally accepted accounting principles, and will give Lender access during business hours to all books, records, and documents of Borrower and permit Lender to make and take away copies thereof;

     (d) Borrower shall furnish to Lender as soon as available and in any event within forty-five days after the end of each quarterly fiscal period (except the last) of each fiscal year of Borrower, copies of the balance sheet of Borrower as of the end of the fiscal period, and statements of income and retained earnings and changes in financial position of Borrower for that quarterly fiscal period and for the portion of the fiscal year ending with such period, in each case setting forth in comparative form the figures for the corresponding period of the preceding fiscal year, all in reasonable detail, and certified by the chief financial officer of Borrower as being true and correct and as having been prepared in accordance with generally accepted accounting principles, consistently applied, subject to year-end adjustments, the absence of footnotes, and exceptions stated therein;

     (e) Borrower shall furnish to Lender as soon as available and in any event within ninety days after the close of each fiscal year of Borrower, copies of the balance sheet of Borrower as of the close of such fiscal year, and statements of income and retained earnings and changes in financial position of Borrower for such fiscal year, in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail and accompanied by an opinion thereon (which shall not be qualified by reason of any limitation imposed by Borrower) of Melman, Alton & Co. or of other independent public accountants of recognized national standing selected by Borrower and satisfactory to Lender, to the effect that such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied and that the examination of such accounts in connection with such financial statements has been made in accordance with generally accepted auditing standards;

     (f) Borrower shall furnish to Lender, immediately upon becoming aware of the existence of any condition or event constituting an Event of Default or Potential Default, written notice specifying the nature and period of existence thereof and any action which Borrower is taking or proposes to take with respect thereto;

     (g) Borrower shall promptly notify Lender of (i) any material adverse change in its financial condition or business; (ii) any default under any material agreement, contract or other instrument to which Borrower is a party or by which any of its properties are bound, or any acceleration of any maturity of any

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indebtedness owing by Borrower, (iii) any material adverse claim against or affecting Borrower or any of its properties; (iv) any Event of Default, any Potential Default, or any default under any other Loan Document; and (v) any litigation, or any claim or controversy which might become the subject of litigation, against Borrower or affecting any of Borrower's property, if such litigation or potential litigation might, in the event of an unfavorable outcome, have a material adverse effect on Borrower's financial condition or business or might cause an Event of Default;

     (h) Borrower shall promptly furnish to Lender, at Lender's request, such additional financial or other information concerning assets, liabilities, operations, and transactions of Borrower as Lender may from time to time reasonably request;

     (i) Borrower shall promptly pay all lawful claims, whether for labor, materials or otherwise, which might or could, if unpaid, become a lien or charge on any property or assets of Borrower, unless and to the extent only that the same are being contested in good faith by appropriate proceedings and reserves deemed adequate by Lender have been established therefor;

     (j) Borrower shall maintain on its properties insurance of responsible and reputable companies in such amounts and covering such risks as is acceptable to Lender, is prudent and is usually carried by companies engaged in similar businesses; Borrower shall furnish Lender, on request, with certified copies of insurance policies or other appropriate evidence of compliance with the foregoing covenant; and

     (k) Borrower shall preserve and maintain all licenses, privileges, franchises, certificates, and the like necessary for the operation of its business.

     7. Negative Covenants. Until payment in full of the Note and all other obligations and liabilities of Borrower hereunder, Borrower covenants that it shall not (unless Lender otherwise consents in writing):

     (a) incur or assume any indebtedness or borrow money, except for (i) the Loan; (ii) trade debt incurred in the ordinary course of business; and (iii) debt reflected on Borrower's most recent balance sheet; or sell any of its accounts receivable, with or without recourse;

     (b) endorse, guarantee, or otherwise become liable for the obligations of any person, firm, or corporation, except for endorsements of negotiable instruments by Borrower in the ordinary course of business;

     (c) mortgage, assign, encumber, hypothecate or grant a security interest in any of Borrower's assets, except for liens and security interests securing payment of Borrower's obligations under the DLJ Loan Agreement (provided, however, that the foregoing shall not apply to inchoate liens for taxes which are not delinquent or which are being contested in good faith and liens resulting from deposits to secure the payments of workmen's compensation or social security or to secure the performance of bids or contracts in the ordinary course of business);

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     (d) liquidate, dissolve, or reorganize; or merge or consolidate with, or acquire all or substantially all of the assets of, any other company, firm, or association (except as contemplated by the Merger Agreement); or make any other substantial change in its capitalization or its business;

     (e) pay any dividends on any of its outstanding stock, or purchase, redeem, or repurchase any of its stock;

     (f) sell any of its assets used or useful in its business, except in the ordinary course of business; or sell any of its assets to any other person, firm, or corporation with the agreement that such assets shall be leased back to Borrower (except as contemplated by the Merger Agreement); or

     (g) own, purchase, or acquire, directly or indirectly, any promissory notes, stock, or securities of any other person, firm, or corporation, other than securities guaranteed as to the principal and interest by the United States government; or make any loans or advances to any other person.

     8. Default. An "EVENT OF DEFAULT" shall exist if any one or more of the following events (collectively, "EVENTS OF DEFAULT") occurs:

     (a) Borrower fails to pay when due any principal of, or interest on, the Note or any other fee or payment due hereunder or under any other Loan Document;

     (b) any representation or warranty made in any of the Loan Documents proves to be untrue or inaccurate in any material respect as of the date on which such representation or warranty is made;

     (c) default occurs in the performance of any of the covenants or agreements of Borrower contained herein or in any other Loan Document;

     (d) Borrower, Michael Roberts, or Steven Roberts (i) applies for or consent to the appointment of a receiver, custodian, trustee, intervenor, or liquidator of itself or himself or of all or a substantial part of its or his assets, (ii) voluntarily becomes the subject of a bankruptcy, reorganization, or insolvency proceeding or is insolvent or admits in writing that it or he is unable to pay its or his debts as they become due, (iii) makes a general assignment for the benefit of creditors (iv) files a petition or answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy or insolvency laws, (v) files an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against it or him in any bankruptcy, reorganization, or insolvency proceeding, (vi) becomes the subject of an order for relief under any bankruptcy, reorganization, or insolvency proceeding, or (vii) fails to pay any money judgment against it or him before the expiration of 30 days after such judgment becomes final and no longer subject to appeal;

     (e) an order, judgment, or decree is entered by any court of competent jurisdiction or other competent authority approving a petition appointing a receiver, custodian, trustee, intervenor, or liquidator of Borrower, Michael Roberts, or Steven Roberts or of all or substantially all of its or his assets, and such order, judgment or decree continues unstayed and in effect for a period of 30 days; or a complaint or petition is filed against Borrower, Michael Roberts, or Steven Roberts seeking or instituting a bankruptcy, insolvency,

                                       8

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reorganization, rehabilitation, or receivership proceeding of any of them, and such petition or complaint is not have dismissed within 30 days;

     (f) Borrower defaults in the payment of any material indebtedness of Borrower or in the performance of any of Borrower's material obligations and such default continues for more than any applicable period of grace;

     (g) an event of default has occurred and is continuing under the DLJ Loan Agreement;

     (h) Borrower or any Roberts breaches the Confidentiality Agreement; or

     (j) a breach or an event of default by Borrower has occurred and is continuing under the Services Agreement.

     9. Remedies Upon Event of Default. If an Event of Default has occurred, has continued for at least five business days, and is continuing, then Lender at its option may (i) declare the principal of, and all interest then accrued on, the Loan and any other liabilities of Borrower to Lender to be forthwith due and payable, whereupon the same shall forthwith become due and payable without notice, presentment, demand, protest, notice of intention to accelerate, notice of acceleration, or other notice of any kind, all of which Borrower hereby expressly waives, anything contained herein, in the Note, or in any other Loan Document to the contrary notwithstanding, (ii) reduce any claim to judgment, and/or (iii) without notice of default or demand, pursue and enforce any of Lender's rights and remedies under the Loan Documents or otherwise provided under or pursuant to any applicable law or agreement.

     10. Preemptive Right. Notwithstanding Borrower's LLC Agreement (as defined in the Assignment Agreement), upon the assignment of the Membership Interests (as defined in the Assignment Agreement) to Lender pursuant to SECTION 3(c)(iii), Borrower grants to Lender the preemptive right to purchase up to Lender's Proportionate Interest (defined below) of any Membership Interests that Borrower may, from time to time, propose to sell to any other person; provided, however, that Lender shall not have any preemptive right with respect to the distribution by, or exchange offer of, Borrower of its securities to all of its members of any Membership Interests that is made pro rata, based on the percentage of the outstanding Membership Interests owned by each Assignor (as defined in the Assignment Agreement) and Lender. As used in this Agreement, "PROPORTIONATE INTEREST" means the quotient of the Membership Interests owned by Lender, divided by the total Membership Interests issued and outstanding.

     If Borrower proposes to sell securities in a transaction subject to the preemptive right granted in this Section, then Borrower shall give Lender written notice (a "PREEMPTIVE RIGHT NOTICE") of Borrower's intention, describing the type of securities to be sold and the price and general terms upon which Borrower proposes to sell such securities. If the price specified in the Preemptive Right Notice is payable in whole or in part in property (including without limitation the securities of any other issuer) other than cash, then Lender shall pay cash in lieu of such property, at the fair market value of such property determined in good faith by Assignors and Lender.

     Lender shall have 15 days from the date the Preemptive Right Notice is given to notify Borrower whether Lender elects to purchase all or any portion of Lender's Proportionate Interest of such securities for

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the identical price and upon the same general terms specified in the Preemptive
Right Notice. Such notice (the "ELECTION NOTICE") shall be in writing and shall state the quantity of such securities to be so purchased. If Lender does not timely deliver an Election Notice, it shall be deemed to have waived its preemptive rights with respect to such sale, provided that Borrower consummates the sale within 180 days after the expiration of such 15 day period at a price equal to or greater than the price specified in the Preemptive Right Notice given to Lender by Borrower under this Section.

     11. Miscellaneous.

     (a) Waiver. No failure to exercise, and no delay in exercising, on the part of Lender, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of Lender hereunder and under the other Loan Documents shall be in addition to all other rights provided by law. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

     (b) Notices. Any notices or other communications required or permitted to be given by any of the Loan Documents must be given in writing and must be personally delivered, telecopied (with an original notice delivered by overnight courier service), or mailed by prepaid certified or registered mail to the party to whom such notice or communication is directed at the address of such party set forth on the signature page to this Agreement. Any such notice or other communication shall be deemed to have been given on the day it is received as aforesaid. Any party may change its address for purposes of this Agreement by giving notice of such change to all other parties pursuant to this SECTION 11(b).

     (c) Governing Law. This Agreement and the other Loan Documents are being executed and delivered, and are intended to be performed in, Lubbock County, in the State of Texas, and the substantive laws of Texas shall govern the validity, construction, enforcement, and interpretation of this Agreement and all other Loan Documents, except to the extent: (i) the federal laws governing national banks expressly supersede and have contrary application; or (ii) federal laws governing maximum interest rates shall provide for rates of interest higher than those permitted under the laws of the State of Texas.

     (d) Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement.

     (e) Maximum Interest Rate. Regardless of any provisions contained in this Agreement, the Note, or in any of other Loan Documents, Lender shall never be deemed to have contracted for or be entitled to receive, collect, or apply as interest on the Note, any amount in excess of the maximum rate of interest permitted to be charged by applicable law, and, if Lender ever receives, collects, or applies as interest any such excess, such amount which would be excessive interest shall be deemed to be a partial prepayment of principal and treated hereunder as such, and, if the principal balance of the Note is paid in full, any remaining excess shall forthwith be paid to Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds the highest lawful rate, Borrower, and Lender shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment (other than payments which are expressly designated as interest payments hereunder) as an expense, fee, or premium, rather than as interest, (ii) exclude voluntary prepayments and the effect thereof, and (iii) spread the total amount of interest throughout the entire contemplated term of the Note so that the interest rate is uniform throughout such term.

     (f) Subordination. Lender acknowledges that the Obligation of Borrower under this Agreement shall be subordinated in right of payment to the DLJ Loan Agreement as set forth in the Note (the "DLJ SUBORDINATION," together with the Senior Lender Subordination Agreement, the "SUBORDINATION AGREEMENTS"). The Subordination Agreements shall in no way affect Lender's rights under the Assignment Agreement.

     (g) Entirety and Amendments. The Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof and thereof, and this Agreement and the other Loan Documents may be amended only by an instrument in writing executed by the party, or an authorized officer of the party, against whom such amendment is sought to be enforced.

     (h) Parties Bound. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives; provided, however, that neither party may, without the prior written consent of the other party, assign any of its rights, powers, duties, or obligations hereunder.

     (i) Expenses. Borrower will promptly pay all reasonable costs, fees, and expenses paid or incurred by Lender incident to this Agreement (including the fees and expenses of counsel to Lender in connection with the negotiation, preparation, and execution of this Agreement and any amendments hereto) or incident to the collection of the Loan.

     (j) Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Agreement.

     (k) Counterparts. This Agreement may be executed in counterparts.

     THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES REGARDING THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     If Borrower agrees to the foregoing, Borrower should execute this Agreement in the spaces indicated on the signature page below.





                     REMAINDER OF PAGE INTENTIONALLY BLANK.
                          SIGNATURE PAGE(S) TO FOLLOW.

         Signature Page to the Loan Agreement dated as of the date first set forth above, between Roberts Wireless Communications, LLC, as Borrower, and Alamosa Operations, Inc., as Lender.


                                    ALAMOSA OPERATIONS, INC.

                                    By: /s/ David E. Sharbutt
                                        _____________________________
                                        Name: David E. Sharbutt
                                        _____________________________
                                        Title: President
                                        _____________________________

                                    Address:
                                    4403 Brownfield Highway
                                    Lubbock, Texas 79407
                                    Attention: President

                                    with a copy to:
                                    Haynes and Boone, LLP
                                    901 Main Street, Suite 3100
                                    Dallas, Texas 75202
                                    Attention: William S. Kleinman

AGREED AND ACCEPTED
as of July ___, 2000:


ROBERT WIRELESS COMMUNICATIONS, LLC


By:  /s/ Michael V. Roberts
    _________________________________
    Michael V. Roberts (Its Member)

By: /s/ Steven C. Roberts
    __________________________________
    Steven C. Roberts (Its Member)


Address:
1408 North Kingshighway, Suite 300
St. Louis, Missouri 63113
Attention: Michael V. Roberts

with a copy to:
Armstrong Teasdale LLP
One Metropolitan Square, Suite 2600
St. Louis, Missouri 63102-2740
Attention: Joseph S. von Kaenel




                      ROBERTS WIRELESS COMMUNICATIONS, LLC
                                 LOAN AGREEMENT
                                 SIGNATURE PAGE

                                    EXHIBIT A

                                  FORM OF NOTE

$20,000,000                                                        JULY 31, 2000

         FOR VALUE RECEIVED, the undersigned, ROBERTS WIRELESS COMMUNICATIONS, LLC ("BORROWER"), hereby promises to pay to the order of Alamosa Operations, Inc. ("LENDER"), at Lender's principal office in Lubbock, Texas, on the Maturity Date or, following the Merger Date, ON DEMAND, the lesser of (a) $20,000,000 and
(b) the aggregate principal disbursed by Lender to Borrower and outstanding and unpaid on such date (together with accrued and unpaid interest thereon).

         This Note has been executed and delivered under, and is subject to the terms of, the Loan Agreement, dated as of July 31, 2000 (as amended, modified, supplemented, or restated from time to time, the "LOAN AGREEMENT"), among Borrower and Lender, and is the "Note" referred to therein. Unless defined herein, capitalized terms used herein that are defined in the Loan Agreement have the meaning given to such terms in the Loan Agreement. Reference is made to the Loan Agreement for provisions affecting this Note regarding applicable interest rates, principal and interest payment dates, final maturity, prepayments, acceleration of maturity, exercise of rights, subordination to certain senior indebtedness, payment of attorneys' fees, court costs, and other costs of collection, certain waivers by Borrower and others now or hereafter obligated for payment of any sums due hereunder and security for the payment hereof. Without limiting the immediately preceding sentence, reference is made to SECTION 11(E) of the Loan Agreement for usury savings provisions.

         Borrower authorizes Lender and the holder of this Note to endorse on the Schedule attached to this Note or any continuation thereof or to record in their internal records all Advances made to Borrower hereunder and all payments made on account of the principal thereof, which endorsements or recordings shall be prima facie evidence as to the outstanding principal amount of this Note; provided, however, any failure by Lender or the holder of this Note to make any such endorsement or recording shall not limit or otherwise affect the obligations of Borrower under the Loan Agreement, this Note, or any other Loan Document.

         THIS NOTE AND THE OTHER LOAN DOCUMENTS HAVE BEEN ENTERED INTO PURSUANT TO THE SUBSTANTIVE LAWS OF THE STATE OF TEXAS, AND THE APPLICABLE FEDERAL LAWS OF THE UNITED STATES OF AMERICA SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT, AND INTERPRETATION OF THIS NOTE.

SUBORDINATION: This Note evidences subordinated indebtedness, all in accordance with, and subject to, the following terms and provisions:

         1. This Note and all indebtedness evidenced hereby shall be "subordinate and junior in right of payment" to all indebtedness, obligations and liabilities of Borrower to the lenders arising out of or in connection with the Credit Agreement, dated as of September 8, 1999 (the "EXISTING CREDIT AGREEMENT"), among Borrower, the financial institutions from time to time parties thereto (collectively, the "EXISTING LENDERS"), State Street Bank and Trust Company, as the Collateral Agent, and Lucent Technologies Inc., as the Administrative Agent, and each of the Existing Loan Documents, in each case as the same may be modified, renewed, extended, refunded, refinanced, replaced (through new loan or security agreements or otherwise), increased, or decreased from time to time, including, without limitation, as to all indebtedness, obligations, and liabilities described in the foregoing, all principal, interest (including any interest accruing subsequent to the date of, or which would accrue but for, a filing or a petition or other action commencing bankruptcy, insolvency, or similar proceedings with respect to Borrower), and commitment, agency, facility, structuring, restructuring, and other fees payable in connection therewith, together with any and all other expenses, indemnities, or amounts payable in connection therewith, including all expenses incurred by the Existing Lenders in collecting all or any of the above or enforcing any rights under the Existing Credit Agreement, the Existing Loan Documents, or any other agreement contemplated thereby (said indebtedness, obligations, and liabilities of Borrower referred to above in this paragraph collectively, the "SENIOR INDEBTEDNESS").

         2. As used in this Note the term "subordinate and junior in right of payment" means that:

         (a) No part of this Note or the indebtedness evidenced hereby shall have any claim to the assets of Borrower on a parity with or prior to the claim of the Senior Indebtedness. Until the Senior Indebtedness is paid in full in cash and satisfied and the Commitments terminated, the holder of this Note will not take, demand, or receive (from any source whatsoever), and Borrower will not make, give, or permit, directly or indirectly, by set-off, redemption, purchase, or in any other manner, any payment, distribution, or security for the whole or any part of the principal of or interest on this Note; provided, however, that subject to the other terms and conditions of this Note, so long as no Default or Event of Default (as defined in the Existing Credit Agreement) shall have occurred and be continuing, or would be in existence immediately after giving effect to any such payment, distribution, or security, (i) Borrower may pay interest on the indebtedness evidenced hereby when and as, and only when and as, the same becomes due and payable in accordance with the terms and conditions hereof in effect on the date hereof, and (ii) after the Commitment Termination Date (as defined in the Existing Credit Agreement) and the payment in full of all Obligations under (and as defined in) the Existing Credit Agreement, Borrower may voluntarily prepay, in whole or in part, the outstanding principal amount under this Note and any or all accrued but unpaid interest thereon; and provided further that, notwithstanding anything to the contrary contained in this Note, nothing shall prevent Lender from exercising any or all of its rights and remedies under the Assignment Agreement.

         (b) In the event of any distribution, division, or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the property, assets, or business of Borrower, or the proceeds thereof, to any creditor or creditors of Borrower or upon any indebtedness of Borrower by reason of any liquidation, dissolution, or other winding up of Borrower or its business or by reason of any sale, receivership, insolvency, or bankruptcy proceedings or assignment for the benefit of creditors or any proceeding by or against Borrower for any relief under any bankruptcy, reorganization, or insolvency law or laws, federal or state, or any law, federal or state, relating to the relief of debtors, readjustment of indebtedness, reorganization, composition, or extension, or in the event of the occurrence and during the continuation of any Default or Event of Default (as defined in the Existing Credit Agreement), then and in any such event, any payment or distribution of any kind or character (except pursuant to the Assignment Agreement), whether in cash, property, or securities which, but for the subordination provisions of this Note, would otherwise be payable or deliverable upon or in respect of this Note to or for the account or on behalf of Lender, shall instead be paid over or delivered so long as the Existing Credit Agreement is in effect, any commitments are in effect or any notes or other liabilities under the Existing Credit Agreement are outstanding, to the Collateral Agent, for application on account of the Senior Indebtedness (or, in the case of non-cash property, held as collateral therefor), and Lender shall not receive any such payment or distribution or any benefit therefrom (except pursuant to the Assignment Agreement) unless and until the Senior Indebtedness shall have been fully paid in cash and satisfied.

         3. By virtue of accepting this Note and the benefits hereof, Lender hereby irrevocably authorizes and empowers (without imposing any obligation on), so long as any obligations under the Existing Credit Agreement or any other Existing Loan Document are outstanding, or any commitments shall be in effect, the Collateral Agent, under the circumstances set forth in PARAGRAPH 2(B), to demand, sue for, collect and receive every such payment or distribution described therein and give acquittance therefor, to file claims and proofs of claims in any statutory or non-statutory proceeding, to vote the full amount of this Note in its sole discretion in connection with any resolution, arrangement, plan of reorganization, compromise, settlement, or extension and to take all such other action (including, without limitation, the right to participate in any composition of creditors and the right to vote this Note at creditor's meetings for the election of trustees, acceptances of plans, and otherwise), in the name of the holders of Senior Indebtedness ("SENIOR HOLDERS"), or in the name of Lender or otherwise, as such representative may deem necessary or advisable for the enforcement of the subordination provisions of this Note. Lender hereby agrees, under the circumstances set forth in PARAGRAPH 2(B), duly and promptly to take such action as may be requested at any time and from time to time by, so long as any obligations under the Existing Credit Agreement or any other Existing Loan Document are outstanding or any Commitments shall be in effect, the Collateral Agent, to collect this Note for the account of the Senior Holders and to file appropriate proofs of claim in respect thereof, to deliver this Note and/or copies of the duly notated grid thereto so long as any obligations under the Existing Credit Agreement or any other Existing Loan Document are outstanding or any commitments are in effect, the Collateral Agent, for the account of the Senior Holders on demand therefor, and to execute and deliver such powers of attorney, assignments, or other instruments as may be requested by, so long as any obligations under the Existing Credit Agreement or any other Existing Loan Document are outstanding, or any commitments are in effect, the Collateral Agent, in order to enable the Senior Holders to enforce any and all claims upon or in respect of this Note and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or in respect of this Note.

         4. If all the Senior Indebtedness shall have become or be declared to be immediately due and payable, this Note shall become immediately due and payable, notwithstanding any inconsistent terms hereof. By virtue of accepting this Note and the benefits hereof, it is agreed that Lender shall not, without the prior written consent of, so long as any obligations under the Existing Credit Agreement or any other Existing Loan Document are outstanding, or any commitments are in effect, the Collateral Agent, have any right to accelerate the maturity of, or institute any proceedings to enforce, any indebtedness evidenced by this Note.

         5. Should any payment or distribution or security, or the proceeds of any thereof, be collected or received by or on behalf of Lender in respect of this Note (except pursuant to the Assignment Agreement), and such collection or receipt is not expressly permitted hereunder prior to the payment in full in cash of the Senior Indebtedness, by virtue of accepting this Note and the benefits hereof, it is agreed that Lender will forthwith deliver or cause to be delivered the same to, so long as any obligations under the Existing Credit Agreement or any other Existing Loan Document are outstanding or any commitments are in effect, the Collateral Agent, for the account of the Senior Holders in precisely the form received (except for the endorsement or the assignment of Lender where necessary) and, until so delivered, the same shall be held in trust by Lender as the property of the Senior Holders.

         6. Subject to (and not until) the payment in full in cash of all the Senior Indebtedness, Lender shall be subrogated to the rights of the Senior Holders to receive payments or distributions of assets of Borrower made on the Senior Indebtedness until the principal of and interest on this Note shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to or for the benefit of the Senior Holders of any cash, property, or securities to which Lender would be entitled except for these provisions shall, as between Borrower, its creditors other than the Senior Holders and Lender, be deemed to be a payment by Borrower to or on account of Senior Indebtedness, it being understood that these provisions are and are intended solely for the purpose of defining the relative rights of Lender, on the one hand, and the Senior Holders and their representatives on the other hand.

         7. By virtue of accepting this Note and the benefits hereof, Lender hereby waives any and all notice of renewal, extension, or accrual of any of the Senior Indebtedness, present or future, and agrees and consents that without notice to or assent by Lender:

         (a) the obligations and liabilities of Borrower or any other party or parties for or upon the Senior Indebtedness may, from time to time, in whole or in part, be renewed, extended, refunded, modified, amended, accelerated, compromised, supplemented, terminated, increased, decreased, sold, exchanged, waived, or released;

         (b) the Senior Holders and their representatives may exercise or refrain from exercising any right, remedy, or power granted by any document creating, evidencing, or otherwise related to the Senior Indebtedness or at law, in equity, or otherwise, with respect to the Senior Indebtedness or in connection with any collateral security or lien (legal or equitable) held, given, or intended to be given therefor (including, without limitation, the right to perfect any lien or security interest created in connection therewith);

         (c) any and all collateral security and/or liens (legal or equitable) at any time, present or future, held, given, or intended to be given for the Senior Indebtedness, and any rights or remedies of the Senior Holders and their representatives in respect thereof, may, from time to time, in whole or in part, be exchanged, sold, surrendered, released, modified, perfected, unperfected, waived, or extended by the Senior Holders and their representatives; and

         (d) any balance or balances of funds with any Senior Holder at any time standing to the credit of Borrower or any guarantor of any of the Senior Indebtedness may, from time to time, in whole or in part, be surrendered or released;

all as the Senior Holders, their representatives or any of them may deem advisable and all without impairing, abridging, diminishing, releasing, or affecting the subordination to the Senior Indebtedness provided for herein.

         8. Lender acknowledges and agrees that the Senior Holders have relied upon and will continue to rely upon the subordination provided for herein and hereby waives notice of or proof of reliance hereon and protest, demand for payment, and notice of default.

         9. No present or future Senior Holder shall be prejudiced in its right to enforce the subordination contained herein in accordance with the terms hereof by any act or failure to act on the part of Borrower.

         10. The subordination provisions contained herein are solely for the benefit of the Senior Holders from time to time of Senior Indebtedness and their representatives, assignees, and beneficiaries and may not be rescinded, canceled, amended, or modified in any way, and this Note may not be assigned, sold, pledged as security, or otherwise transferred nor may any subordination provision of this Note be waived or changed, nor may the indebtedness evidenced hereby be canceled, compromised, or discharged in whole or in part, in each case, without the prior written consent thereto of, so long as any obligations under the Existing Credit Agreement or any other Existing Loan Document are outstanding, or any commitments are in effect, the Collateral Agent acting upon the direction of the Required Lenders (as defined in the Existing Credit Agreement).

         Notwithstanding anything contained herein to the contrary, the subordination provisions in this Note shall in no way limit or otherwise affect Lender's rights and remedies under the Assignment Agreement.


ROBERTS WIRELESS
COMMUNICATIONS, LLC
a Missouri limited liability company


By:                                     By:
    ------------------------------          ------------------------------
    Michael V. Roberts, Its Member          Steven C. Roberts, Its Member

                SCHEDULE TO PROMISSORY NOTE DATED JULY 31, 2000, IN THE ORIGINAL PRINCIPAL AMOUNT OF $20,000,000, EXECUTED BY ROBERTS WIRELESS COMMUNICATIONS, LLC, PAYABLE TO THE ORDER OF ALAMOSA OPERATIONS, INC.:


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                                        6

                                    EXHIBIT B

                FORM OF AGREEMENT TO ASSIGN MEMBERSHIP INTERESTS

         THIS AGREEMENT TO ASSIGN MEMBERSHIP INTERESTS (this "AGREEMENT") is executed as of July 31, 2000, jointly and severally by the undersigned (each, an "ASSIGNOR," and collectively, the "ASSIGNORS"), whose addresses are set forth on the signature page(s) to this Agreement, for the benefit of Alamosa Operations, Inc., a Delaware corporation ("LENDER").

                                 R E C I T A L S

         A. Roberts Wireless Communications, LLC and Lender have entered into a Loan Agreement dated as of July 31, 2000 (as amended, modified, supplemented, or restated from time to time, the "LOAN AGREEMENT").

         B. This Agreement is integral to the transactions contemplated by the Loan Agreement, and the execution and delivery hereof is a condition precedent to the making of advances and other extensions of credit under the Loan Agreement.

         ACCORDINGLY, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Assignor, jointly and severally, agrees, for the benefit of Lender, as follows:

1.       DEFINITIONS

         1.1 LOAN AGREEMENT DEFINITIONS. Unless otherwise defined herein, or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Loan Agreement.

         1.2 CERTAIN TERMS. The following terms when used in this Agreement, including its preamble and recitals, have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "COMPANY" means (a) Roberts Wireless Communications, LLC, a Missouri limited liability company, as such limited liability company exists or may hereinafter be restated, amended, or restructured, and (b) any limited liability company, partnership, joint venture, or corporation formed as a result of the restructure, reorganization, or amendment of any of such company.

         "EFFECTIVE DATE" means the Maturity Date if (a) the Mergers are not consummated, (b) the Obligation (as defined in the Loan Agreement) has not been paid in full, and (c) the liens and security interests encumbering the Substitute Collateral have not been released.

         "LLC AGREEMENT" means (a) the Certificate of Organization of the Company, dated as of May 6, 1998, (b) the Articles of Organization of the Company, dated as of May 6, 1999, (c) the Operating Agreement of the Company, dated May 4, 1998, and (d) all as amendments, modifications, supplements, or restatements thereof.

         "MEMBERSHIP INTERESTS" means all of Assignors' limited liability company or membership interests in the Company, including, without limitation
(a) all of Assignors' right, title, and interest now or hereafter accruing under the LLC Agreement with respect to any interest now owned or hereafter acquired or owned by Assignors in the Company, and (b) all distributions, proceeds, fees, preferences, payments, or other benefits, which Assignors now are or may hereafter become entitled to receive with respect to such interests in the Company and with respect to the repayment of all loans now or hereafter made by Assignors to the Company, and Assignors' undivided percentage interest in the assets of the Company.

         "OBLIGATION" means, collectively, (a) the "Obligation" as defined in the Loan Agreement, (b) all indebtedness, liabilities, and obligations of Assignees arising under this Agreement, and (c) all indebtedness, liabilities, and obligations of any other party arising under any Guaranty assuring payment of the Obligation. The Obligation shall include, without limitation, future, as well as existing, advances, indebtedness, liabilities, and obligations owned by Borrower, any Guarantor, or Debtors to Lender arising under the Loan Documents.

2.       ASSIGNMENT AND OBLIGATIONS

         2.1 ASSIGNMENT OF MEMBERSHIP INTERESTS. On the Effective Date, Assignors shall jointly and severally assign, transfer, and convey to Lender all or a portion of the Membership Interests so that Lender shall own, on a fully diluted basis, 15% of the total membership interests in the Company, and the Membership Interests shall be free and clear of all liens and encumbrances.

         2.2 CONSENT. To the extent the LLC Agreement requires the consent or agreement of any Assignor to the assignment, transfer, conveyance, or encumbrance of all or any portion of the Membership Interests, such Assignor hereby irrevocably consents to (a) the assignment, transfer, or conveyance of the Membership Interests, and (b) the assignment, transfer, or conveyance of any other interests in the Company by any other member of the Company pursuant to Lender's exercise of its rights and remedies under the Loan Documents.

3.       REPRESENTATIONS AND WARRANTIES

         Each Assignor represents and warrants to Lender that:

         3.1 Assignor Michael V. Roberts is the sole legal and beneficial owner of good and indefeasible title to a 50% membership interest in the Company. Such Assignor has good and indefeasible title to the Membership Interests free and clear of any Lien, except for the security interests as set forth on SCHEDULE 3, and has all necessary authority to sell, transfer, and assign the Membership Interests as provided herein, and such assignment and transfer, and any subsequent realization upon the Membership Interests pursuant hereto (whether acquired by Lender or a third party), are not contrary to or in conflict with the LLC Agreement or any other agreement;

         3.2 Assignor Steven C. Roberts is the sole legal and beneficial owner of good and indefeasible title to a 50% membership interest in the Company. Such Assignor has good and indefeasible title to the Membership Interests free and clear of any Lien, except for the security interests as set forth on SCHEDULE 3, and has all necessary authority to sell, transfer, and assign the Membership Interests as provided herein, and such assignment and transfer, and any subsequent realization upon the Membership Interests pursuant hereto (whether acquired by Lender or a third party), are not contrary to or in conflict with the LLC Agreement or any other agreement;

         3.3 No financing statement or other instrument similar in effect covering all or any part of the Membership Interests is on file in any recording office, except as set forth on SCHEDULE 3;

         3.4 This Agreement has been duly executed and delivered by each Assignor and is the legal and binding obligation of such Assignor enforceable in accordance with its terms;

         3.5 Lender's ownership of any portion of the Membership Interests will not obligate Lender to make any capital contribution or similar investment in the Company;

         3.6 Neither the execution and delivery of this Agreement, nor the consummation of any of the transactions hereby contemplated, nor compliance with the terms and provisions of this Agreement, will contravene or materially conflict with (a) any material provision of law, statute, or regulation to which any Assignor or the Company is subject, or (b) any judgment, license, order, or permit applicable to any Assignor or the Company. No consent, approval, authorization, or order of any governmental authority, member, or third party is required that has not been received or taken (x) for the grant, assignment, transfer, and conveyance by Assignors of the Membership Interests, (y) for the execution, delivery, or performance of this Agreement by Assignors, or (z) except for such notices as are required by the Loan Agreement, for the exercise by Lender of its rights and remedies hereunder;

         3.7 Each Assignor's address is set forth on the signature page to this Agreement; and

         3.8 Each Assignor has fully performed each and every one of his obligations and duties under the LLC Agreement on or prior to the date due; no Assignor has received any notice of any default in the performance of his obligations under the LLC Agreement or of any situation which could give rise to such an event of default thereunder.

4. ASSIGNOR'S COVENANTS. Each Assignor covenants and agrees that until the Obligation is paid and performed in full:

         4.1 No Assignor will cause, permit, or consent to (i) any amendment or modification to the LLC Agreement in effect as of the date of this Agreement, or
(ii) any issuance, transfer, or other change in the ownership of the membership interests in the Company;

         4.2 Each Assignor will pay and discharge promptly when due all taxes, assessments, forced contributions, governmental charges, fines, penalties, and any other lawful claims, of every description, payable by such Assignor with respect to (or which, if not paid, could result in an encumbrance upon) any of the Membership Interests, except as otherwise permitted by the terms of the Loan Agreement. In the event that Assignor should, for any reason, fail to pay and discharge promptly any taxes, assessments, forced contributions, governmental charges, fines, or penalties when due (subject to the provisions of the Loan Agreement), then Lender shall be authorized, but shall not be obligated, to pay the same, with full subrogation to all rights of any Person by reason of such payment, and the amounts so paid, together with interest thereon as provided herein, shall be added to the Obligation;

         4.3 No Assignor will sell, transfer, mortgage, or otherwise encumber any Membership Interests in any manner without first obtaining the written consent of Lender, which consent may be withheld in Lender's sole and absolute discretion. Any written consent to any such sale, mortgage, transfer, or encumbrance shall not be construed to be a waiver of this provision in respect of any subsequent proposed sale, mortgage, transfer, or encumbrance;

         4.4 Each Assignor will, at his expense and in such manner and form as Lender may from time to time reasonably require, execute, deliver, file, and record any specific assignment or other instruments, financing statements, certificates, or papers, and take any other action that may be necessary or desirable, or that Lender may from time to time reasonably request, in order to preserve, protect, and enforce this Agreement and to enable Lender to exercise and enforce its rights hereunder with respect to any of the Membership Interests. In the event, for any reason, that the law of any jurisdiction other than the State of Texas becomes or is applicable to the Membership Interests, or any part thereof, each Assignor agrees to execute and deliver all such instruments and to do all such other things that may be necessary or appropriate to preserve, protect, and enforce this Agreement under the law of such other jurisdiction, to at least the same extent that this Agreement would be protected under the Code;

         4.5 If any Assignor receives, by virtue of being or having been an owner of any of the Membership Interests, any notes, other instruments, options, cash distributions, or any other distribution, then such Assignor shall receive the same in trust for the benefit of Lender, shall immediately notify Lender of such receipt, and shall immediately take all such actions and execute all such documents as Lender deems necessary or appropriate;

         4.6 Each Assignor will notify Lender in writing prior to any change of such Assignor's address;

         4.7 Each Assignor shall cause to be obtained any and all waivers and consents necessary to make effective the assignment, transfer, and conveyance contained in SECTION 2.1, including, without limitation, all necessary waivers and consents from the other members of the Company;

         4.8 Each Assignor shall perform fully all obligations imposed upon it by any agreements or instruments concerning all or any part of the Membership Interests, including, without limitation, the LLC Agreement, and shall maintain in full force and effect all such agreements and instruments, and shall not amend or modify, or consent to the amendment or modification of such agreements or instruments, without the prior written consent of Lender; and

         4.9 Each Assignor shall promptly notify Lender of any material adverse change in any material fact or material circumstance warranted or represented by such Assignor in this Agreement or any other Loan Document or in any other writing furnished by such Assignor to Lender in connection with the Membership Interests or the Obligation, and shall promptly notify Lender of any claim, action, or proceeding affecting title to the Membership Interests, or any part thereof, and, at the request of Lender, shall appear and defend, at such Assignor's expense, any such action or proceeding.

5.       AGREEMENT TO ASSIGN RIGHTS OF PARTICIPATION AND REQUIRED SALE.

         After the Effective Date, if Assignors, individually or together ("PROPOSING ASSIGNORS"), negotiate and propose a Sale Transaction (defined below), then Lender shall have the option upon notice as provided below to the Proposing Assignors to participate in the Sale Transaction on the same terms as the Proposing Assignors. If Lender fails to give a notice to participate as provided below, then Lender shall, upon notice from the Proposing Assignors as provided below participate in the Sale Transaction on the same terms and conditions as the Proposing Assignors.

         Any Proposing Assignor shall deliver a notice (the "SALE NOTICE") to Lender setting forth the terms of the proposed Sale Transaction at least 90 days prior to the consummation of the proposed Sale Transaction. Lender may participate in the Sale Transaction by delivering a notice to the Proposing Assignor within 30 days after delivery of the Sale Notice. Lender shall be required to participate in the sale if the Proposing Assignor gives notice to Lender within 10 days after the expiration of the 30-day period described in the immediately preceding sentence.

         As used in this Section, "SALE TRANSACTION" means a sale of Membership Interests held by Proposing Assignors that represent a majority of all the then outstanding membership interests in the Company.

6. INSPECTION RIGHTS. Lender, at any time, shall, upon reasonable advance notice, have the right, together with such accountants and other agents or representatives as it may from time to time designate, to visit and inspect the Company's properties, assets, books, records, and documents and to discuss the Company's affairs, finances, and accounts with Assignor's and the Company's representatives, officers, or directors, during all business hours as Lender may designate, and to make and take away copies of the Company's records at Assignors' expense. Each Assignor shall furnish to Lender any information reasonably requested by Lender in connection with the Membership Interests. Each Assignor will maintain complete and accurate books and records regarding the Membership Interests.

7.       MISCELLANEOUS

         7.1 LOAN DOCUMENT. This Agreement is a Loan Document executed pursuant to the Loan Agreement and shall (unless otherwise expressly indicated herein) be construed, administered, and applied in accordance with the terms and provisions thereof.

         7.2 AMENDMENTS. No change, amendment, modification, cancellation, or discharge of any provision of this Agreement shall be valid unless consented to in writing by the party or parties against whom enforcement thereof is sought (subject to the terms of the Loan Agreement).

         7.3 NOTICES. Any notices or other communications required or permitted to be given by this Agreement or any other documents and instruments referred to herein must be given in accordance with SECTION 11(B) of the Loan Agreement to
(a) Lender at the address given in the Loan Agreement and (b) Assignors at the addresses given on the signature page hereof..

         7.4 HEADINGS. The headings of sections herein are inserted only for convenience and shall in no way define, describe, or limit the scope or intent of any provision of this Agreement.

         7.5 LIMITATION. Regardless of any provisions contained in this Agreement, the Loan Agreement, or any note, notes, or other evidences of the Obligation, or other instruments executed or delivered in connection therewith, Lender shall not be entitled to receive, collect, or apply, as interest on the Obligation, any amount in excess of the highest lawful rate and, in the event that Lender ever receives, collects, or applies, as interest, any such excess, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of the Obligation, and if the principal balance of the Obligation is paid in full, any remaining excess shall be forthwith paid to Assignor. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the highest lawful rate, each Assignor and Lender shall, to the maximum extent permitted under applicable law, (a) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and
(c) "spread" the total amount of interest throughout the entire term of the Loan Agreement so that the interest rate is uniform throughout the entire term of the Loan Agreement.

         7.6 ASSIGNMENT OF LENDER'S RIGHTS. Lender shall have the right to assign all or any portion of its rights under this Agreement to any subsequent holder or holders of the Obligation.

         7.7 PARTIES IN INTEREST. As and when used herein, the term "Assignor" shall mean and include each Assignor herein named and such Assignor's respective successors and permitted assigns, and the term "Lender" shall mean and include Lender herein named and its successors and assigns, and all covenants and agreements herein shall be binding upon and inure to the benefit of each Assignor and Lender and their respective assigns, provided that Assignor shall have no right to assign his rights hereunder to any other Person.

         7.8 OBLIGATIONS ABSOLUTE. All rights and remedies of Lender hereunder, and all obligations of Assignor hereunder, shall be absolute and unconditional irrespective of:

         (a) any lack of validity or enforceability of the Loan Agreement or any other Loan Document or any other agreement or instrument relating to any of the foregoing;

         (b) any change in the time, manner, or place of payment of, or in any other term of, all or any of the Obligation, or any other amendment or waiver of or any consent to any departure from the Loan Agreement or any other Loan Document; or

         (c) any other circumstance (other than payment in full and satisfaction of the Obligation) that might otherwise constitute a defense available to, or a discharge of, Assignor.

         7.9 APPLICABLE LAWS. THIS AGREEMENT AND ALL ISSUES AND CLAIMS ARISING IN CONNECTION WITH OR RELATING TO THE OBLIGATION, INCLUDING BUT WITHOUT LIMITATION, ALL CONTRACT, TORT, EQUITY, OR OTHER CLAIMS OR COUNTERCLAIMS SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (WITHOUT CONSIDERATION OF ITS CONFLICTS OF LAWS RULES) AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. If any provision of this Agreement is held to be invalid or unenforceable, the validity and enforceability of the other provisions of this Agreement shall remain unaffected.

         7.10 ENTIRETY. THIS AGREEMENT AND THE CREDIT AGREEMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG ASSIGNOR AND LENDER WITH RESPECT TO THE ASSIGNMENT OF THE ASSIGNED INTERESTS AND THE OTHER MATTERS ADDRESSED HEREIN AND THEREIN, AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

         7.11 WAIVER OF TRIAL BY JURY. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ASSIGNORS HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, OR THE ACTIONS OF LENDER IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT HEREOF OR THEREOF.

                     REMAINDER OF PAGE INTENTIONALLY BLANK.
                          SIGNATURE PAGE(S) TO FOLLOW.

         EXECUTED as of the date first stated in this Agreement to Assign Membership Interests.


Address:                                                  ASSIGNOR:


c/o  Roberts Wireless Communications, LLC
1408 North Kingshighway, Suite 300            ---------------------------------,
St. Louis, Missouri 63113                     Michael V. Roberts, an individual



Address:                                                  ASSIGNOR:


c/o  Roberts Wireless Communications, LLC
1408 North Kingshighway, Suite 300            ---------------------------------,
St. Louis, Missouri 63113                     Steven C. Roberts, an individual







                    AGREEMENT TO ASSIGN MEMBERSHIP INTERESTS
                                 SIGNATURE PAGE

           ACKNOWLEDGMENT OF AGREEMENT TO ASSIGN MEMBERSHIP INTERESTS


     The Company hereby (a) acknowledges the agreement to assignment, transfer, and conveyance of the Membership Interests pursuant to this Agreement and (b) consents to the terms and conditions set forth in this Agreement.


ROBERTS WIRELESS
COMMUNICATIONS, LLC
a Missouri limited liability company



By:                                     By:
    ------------------------------          ------------------------------
    Michael V. Roberts, Its Member          Steven C. Roberts, Its Member












                           ACKNOWLEDGMENT OF AGREEMENT
                         TO ASSIGN MEMBERSHIP INTERESTS
                                 SIGNATURE PAGE